EXHIBIT (Z)

   NOTICE: (a copy this notice is filed on record in both the SunGroup and
                    RadioSunGroup of Texas corporate book)

THE ORIGINAL SECURED PROMISSORY NOTE FOR $800,000 from YOUNG

INVESTMENTS COMPANY (A NEVADA PARTNERSHIP), dated December 24, 1997 has been canceled as of February 28, 1998.



Dated:  March 2, 1998

SUNGROUP, INC.


By: /s/ JAMES A. HOETGER
   ---------------------------
        JAMES A. HOETGER
        VICE PRESIDENT/CHIEF FINANCIAL OFFICER




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